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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

     Date of Report (Date of Earliest Event Reported) December 20, 2001



             Macquarie Securitisation Limited (ABN 16 003 297 336)
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            (Exact Name of Registrant as Specified in its Charter)


                          New South Wales, Australia
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                (State or Other Jurisdiction of Incorporation)


       333-62718                                     Not Applicable
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 (Commission File Number)                  (I.R.S. Employer Identification No.)


 Level 23, 20 Bond Street, Sydney NSW, 2000, Australia
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      (Address of Principal Executive Offices)               (Zip Code)


                               (011) 612 8232 6090
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)




                         Exhibit Index Located on Page 5



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Item 5.           Other Events.

         On September 27, 2001 (the "Closing Date"), Perpetual Trustees Australia Limited, in its capacity as issuer trustee (the "Issuer Trustee") of the PUMA Global Trust No. 1 (the "Trust"), publicly issued initial principal amount U.S. $1,158,000,000 of Class A Mortgage Backed Floating Rate Notes and initial principal amount US $42,000,000 of Class B Mortgage Backed Floating Rate Notes, each due on the quarterly payment date falling in September, 2033 (the "Notes") pursuant to a registration statement (No. 333-67218) declared effective on September 5, 2001.

         A regular quarterly distribution is due to be made by the Issuer Trustee to the holders of the Notes on the quarterly payment date falling on December 20, 2001. In connection with this quarterly payment date, the registrant, as the manager of the Trust, prepared and delivered a quarterly servicing report to the Issuer Trustee, and The Bank of New York, New York, as principal paying agent and note trustee.

















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


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

              (a)  Financial Statements of Business Acquired.

                   Not applicable

              (b)  Pro Forma Financial Information.

                   Not applicable

              (c)  Exhibits.

              Exhibit

                No.   Document Description
                --------------------------

              99.4 Quarterly Servicing Report related to December 20, 2001 Quarterly Payment Date






















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     MACQUARIE SECURITISATION LIMITED

                                        (Registrant)


Dated: December 18, 2001             By:  /s/ Philip Jack Richards
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                                        Name:  Philip Jack Richards
                                        Title:  Principal Financial Director






























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INDEX TO EXHIBITS

         Exhibit

         No.      Document Description
         -----------------------------

         99.4 Quarterly Servicing Report related to December 20, 2001 Quarterly Payment Date






































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